UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 13, 2012

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware	87-0778080
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33317 and 001-33318

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Each of the PowerShares DB US Dollar Index Bullish Fund (ticker: UUP) and PowerShares DB US Dollar Index Bearish Fund (ticker: UDN) (UUP and UDN, collectively, the “Funds”) invest in the ICE U.S. Dollar Index (USDX) futures contracts (ticker: DX) (the “DX Contract” or the “DX Contracts”).

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms as provided in the Funds’ prospectus dated January 3, 2011 (the “Prospectus”).

As disclosed in the Prospectus, the “underlying DX Contracts of the Indexes are rolled quarterly over three consecutive business days starting on the Wednesday prior to the applicable IMM Date, or each an Index Roll Day. “IMM Date” means the third Wednesday of March, June, September and December, a traditional settlement date in the International Money Market.”

In relevant part, the following Prospectus disclosure describes the original roll (the “Original Roll”) that the Funds currently employ:

“DX Contracts are rolled on each Index Roll Day as follows:

On each Index Roll Day, 1/3 of the DX Contracts that will expire on the next IMM Date is sold and positions in the DX Contracts that expire on the IMM Date following the next IMM Date are purchased.”

Because of the early last trade date for the March 2012 delivery of the DX Contract, the Funds will not employ the Original Roll. Instead, the Funds will temporarily change the roll period from 3 consecutive business days to two consecutive business days (the “Revised Roll”). Therefore, the Funds will roll half of their DX Contracts on each of Wednesday, March 14, 2012 and Thursday, March 15, 2012, respectively. For the avoidance of doubt, the Revised Roll will only be employed for the immediately forthcoming roll period. After completion of the Revised Roll, the Funds will resume employing the Original Roll.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Hans Ephraimson
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

Date: March 13, 2012